Exhibit 32.1

                                  CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of ICOA, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB/A for the quarter ended September 30, 2003 of the Company fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.




Date:  March 19, 2004                         By: /s/  George Strouthopoulos
                                                   -------------------------
                                                       George Strouthopoulos,
                                                       Chairman   and   Chief
                                                       Executive Officer

                                              By: /s/  Erwin Vahlsing, Jr.
                                                   -----------------------
                                                       Erwin Vahlsing, Jr.,
                                                       Chief Financial  Officer,
                                                       Secretary,  Treasurer and
                                                       Director (Principal
                                                       Accounting Officer)